UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    September 10, 2004

    First National Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-30523	582466370
(Commission File Number)	(IRS Employer Identification No.)

215 N. Pine Street, Spartanburg, South Carolina (Address of Principal Executive Offices)	29302 (Zip Code)

    (864) 948-9001
(Registrant's Telephone Number, Including Area Code)

    N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

        On September 10, 2004, First National Bancshares, Inc. and its wholly-owned subsidiary, First National Bank of the South, entered into a new employment agreement with Jerry L. Calvert to serve as the president and chief executive officer of the company and the bank. This agreement, which replaces Mr. Calvert’s existing employment agreement, is for a term of three years and is extended automatically at the end of each year so that the remaining term continues to be three years. Under the agreement, Mr. Calvert will receive a base salary of $160,000 per year, which may be increased from time to time with the approval of the board of directors. He will also receive his medical insurance premium. He is eligible to receive an annual cash bonus of up to 50% of his base salary based on the accomplishment of performance goals established by the board of directors. Mr. Calvert is entitled to a term life insurance policy in the amount of $500,000 payable to his designated beneficiaries and an accident liability policy totaling $1,000,000. Mr. Calvert will receive an automobile or an automobile allowance and is entitled to participate in all retirement, welfare, and other benefit plans or programs of the company and the bank. During his employment and for a period of one year thereafter, or during any period that Mr. Calvert is receiving a severance payment under the agreement, he is prohibited from (a) competing with the company or the bank within a radius of 40 miles of the main office or any branch or loan production office; (b) soliciting the company’s or the bank’s customers for a competing business; or (c) soliciting the company’s or bank’s employees for a competing business. The employment agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (c)        Exhibits.

        The following exhibit is filed as part of this report:

Exhibit
Number              Description

Exhibit 10.1        Employment Agreement between First National Bancshares, Inc., First National
                            Bank of the South, and Jerry L. Calvert dated September 10, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC. By: /s/ Kitty B. Payne Name: Kitty B. Payne Title: Chief Financial Officer

Dated: September 16, 2004

EXHIBIT INDEX

Exhibit
Number              Description

Exhibit 10.1        Employment Agreement between First National Bancshares, Inc., First National
                            Bank of the South, and Jerry L. Calvert dated September 10, 2004.